Fourth-Quarter 2006 Review
AllianceBernstein
Fourth Quarter 2006 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
January 24, 2007

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Forward-Looking Statements
    Certain statements in this presentation and the accompanying oral remarks are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets; the investment performance we achieve for our clients; general economic conditions; future acquisitions; competitive conditions; and government regulations, including changes in tax rates.  We caution readers to carefully consider our forward-looking statements in light of these factors. Further, these forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1 of Form 10-K for the year ended December 31, 2005.  Any or all of the forward-looking statements that we make in Form 10-K, this news release, or any other public statements we issue may turn out to be wrong. Of course, factors other than those listed in “Risk Factors” could also adversely affect our revenues, financial condition, results of operations, and business prospects.
    The oral remarks accompanying this presentation include forward looking statements predicting increases in net asset inflows, describing the likelihood of improved performance by growth equities relative to value equities, expecting an increase in assets under management subject to performance fees and a related increase in seasonal volatility, and indicating anticipated expense levels. The actual performance of financial markets generally, how our performance measures against that of our competitors, and other factors we cannot control will affect our asset inflows and whether performance by growth equities relative to value equities improves. Performance-based fees are by nature seasonal and volatile and thus difficult to predict.  Our expense levels in future periods depend in part on headcount and office space needed in response to the growth in volume, complexity and global nature of our firm.
In light of Regulation FD, management will be limited in responding to inquiries from investors or analysts in a non-public forum.
Introduction

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■
Capital markets strong
■
Relative performance somewhat mixed, but with substantial exceptions
■
Strong market appreciation and net AUM inflows across all channels
■
Summary of financial performance vs. 4Q05
●
AllianceBernstein (Operating)
➢
Net Revenues up 30.3%
➢
Operating Income up 48.0%
➢
Net Income up 45.4%
●
AllianceBernstein Holding distribution of $1.48 per Unit up 45.1%
■
Administrative error may result in an adjustment to fourth quarter earnings on the order of $0.15 per Unit; substantial recovery of this amount is anticipated
AllianceBernstein – Fourth Quarter Highlights

4Q 2006
3Q 2006
12 Months*
6.7%
5.7%
15.8%
8.0%
6.2%
22.2%
5.9%
3.9%
9.1%
1.2%
3.8%
4.3%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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*12 months ending December 31, 2006.
Source: Frank Russell Company, Standard & Poor’s, and Lehman Brothers.
Market Performance - U.S.

4Q 2006
3Q 2006
12 Months*
8.4%
4.5%
20.1%
10.4%
3.9%
26.3%
17.6%
4.9%
32.2%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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*12 months ending December 31, 2006.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-U.S.

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■
Value Equities performance was very strong
■
Fixed Income outperformed, in some cases substantially
■
Growth Equities performance generally weak, but turnaround expected
Relative Performance Summary

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 417,818**	**$ 153,906**	**$ 87,559**	**$ 659,283**
Sales/New accounts	16,053	10,936	3,488	30,477
Redemptions/Terminations	(8,202)	(8,490)	(895)	(17,587)
Cash flow	(1,531)	307	(434)	(1,658)
Unreinvested dividends	(1)	(402)	(193)	(596)
Net inflows	**6,319**	**2,351**	**1,966**	**10,636**
Market appreciation	30,932	10,671	5,373	46,976
End of Period	**$ 455,069**	**$ 166,928**	**$ 94,898**	**$ 716,895**
% Total at end of period	*63.5%*	*23.3%*	*13.2%*	*100.0%*
% Change from beg of period	*8.9%*	*8.5%*	*8.4%*	*8.7%*

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Three Months Ended December 31, 2006

In $ Millions
Changes in Assets Under Management
By Channel

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 358,545**	**$ 145,134**	**$ 74,873**	**$ 578,552**
Sales/New accounts	53,800	44,313	14,436	112,549
Redemptions/Terminations	(18,166)	(31,030)	(2,910)	(52,106)
Cash flow	(8,397)	(10)	(2,718)	(11,125)
Unreinvested dividends	(1)	(1,075)	(443)	(1,519)
Net inflows	**27,236**	**12,198**	**8,365**	**47,799**
Acquisition (1)	321	92	-	413
Transfers (2)	7,918	(9,155)	1,237	-
Market appreciation	61,049	18,659	10,423	90,131
End of Period	**$ 455,069**	**$ 166,928**	**$ 94,898**	**$ 716,895**
% Total at end of period	*63.5%*	*23.3%*	*13.2%*	*100.0%*
% Change from beg of period	*26.9%*	*15.0%*	*26.7%*	*23.9%*
% Change ex Transfers	*24.7%*	*21.3%*	*25.1%*	*23.9%*

(1) Hong Kong joint venture interest.

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Twelve Months Ended December 31, 2006

In $ Millions
Changes in Assets Under Management
By Channel

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 294,303**	**$ 162,524**	**$ 173,026**	**$ 29,430**	**$ 659,283**
Sales/New accounts	15,083	7,082	8,151	161	30,477
Redemptions/Terminations	(4,942)	(6,036)	(6,483)	(126)	(17,587)
Cash flow	257	(1,014)	296	(1,197)	(1,658)
Unreinvested dividends	(187)	(47)	(362)	-	(596)
Net inflows/(outflows)	**10,211**	**(15)**	**1,602**	**(1,162)**	**10,636**
Transfer (1)	803	(803)	-	-	-
Market appreciation	30,157	12,385	2,346	2,088	46,976
End of Period (2)	**$ 335,474**	**$ 174,091**	**$ 176,974**	**$ 30,356**	**$ 716,895**
% Total at end of period	*46.8%*	*24.3%*	*24.7%*	*4.2%*	*100.0%*
% Change from beg of period	*14.0%*	*7.1%*	*2.3%*	*3.1%*	*8.7%*
% Change ex Transfers	*13.7%*	*7.6%*	*2.3%*	*3.1%*	*8.7%*

(1) Transfer of remaining Real Estate assets in Growth to Value.

(2) Approximately $134 billion in Blend Strategies AUM are reported in their respective services.

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Three Months Ended December 31, 2006

In $ Millions
Changes in Assets Under Management
By Investment Service

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$238,231**	**$ 146,140**	**$164,086**	**$ 30,095**	**$578,552**
Sales/New accounts	54,770	33,919	22,814	1,046	112,549
Redemptions/Terminations	(15,928)	(17,456)	(15,562)	(3,160)	(52,106)
Cash flow	(7,160)	(2,633)	831	(2,163)	(11,125)
Unreinvested dividends	(187)	(47)	(1,285)	-	(1,519)
Net inflows/(outflows)	**31,495**	**13,783**	**6,798**	**(4,277)**	**47,799**
Acquisition [(1)]	29	335	49	-	413
Transfer [(2)]	803	(803)	-	-	-
Market appreciation	64,916	14,636	6,041	4,538	90,131
End of Period [(3)]	**$335,474**	**$ 174,091**	**$176,974**	**$ 30,356**	**$716,895**
% Total at end of period	*46.8%*	*24.3%*	*24.7%*	*4.2%*	*100.0%*
% Change from beg of period	*40.8%*	*19.1%*	*7.9%*	*0.9%*	*23.9%*
% Change ex Transfers	*40.5%*	*19.7%*	*7.9%*	*0.9%*	*23.9%*

(1) Hong Kong joint venture interest.
(2) Transfer of remaining Real Estate assets in Growth to Value.
(3) Approximately $134 billion in Blend Strategies AUM are reported in their respective services.

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Twelve Months Ended December 31, 2006

In $ Millions
Changes in Assets Under Management
By Investment Service

(In $ Billions)	Ended December 31, 2006 3 months		12 months	
Beginning AUM	**$**	**418**	**$**	**359**
Net Flows		6		27
Transfers [1]		-		8
Market appreciation		31		61
Ending AUM	**$**	**455**	**$**	**455**
% Total		*63.5%*		*63.5%*
% Change		*8.9%*		*26.9%*
% Change ex Transfers		*8.9%*		*24.7%*

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(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
■
Value Equity and Blend Strategies services accounted
for roughly 70% of all new
assets
■
Global & International services comprised approximately 75% of all new assets
■
Pipeline of won but unfunded new mandates remains strong
Institutional Investments—
Fourth Quarter Highlights

(In $ Billions)	Ended December 31, 2006 3 months	12 months
Beginning AUM	**$ 154**	**$ 145**
Net Flows	2	12
Transfers [1]	-	(9)
Market appreciation	11	19
Ending AUM	**$ 167**	**$ 167**
% Total	*23.3%*	*23.3%*
% Change	*8.5%*	*15.0%*
% Change ex Transfers	*8.5%*	*21.3%*

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(1)Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
■
Positive net inflows for sixth consecutive quarter
■
Significant increase in net asset inflows for full year in:
●
U.S. Retail mutual funds
●
Global & International and Multi-Strategy services
■
Net positive flows in:
●
U.S. and Luxembourg funds
●
Equity and fixed income
Retail—
Fourth Quarter Highlights

(In $ Billions)	Ended December 31, 2006 3 months	12 months
Beginning AUM	**$ 88**	**$ 75**
Net Flows	2	8
Transfers [(1)]	-	1
Market appreciation	5	11
Ending AUM	**$ 95**	**$ 95**
% Total	*13.2%*	*13.2%*
% Change	*8.4%*	*26.7%*
% Change ex Transfers	*8.4%*	*25.1%*

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(1)Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Private Client—
Fourth Quarter Highlights
■
Net inflows increased from the third quarter
■
Financial Advisor headcount increased to 298 – up 14.2%
from December 2005,
including the opening of our
U.K. office

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■
Revenue growth of 1.9% from prior year quarter and 6.3% for the full year
■
Revenue, adjusted for advisory fee reclassification, up 6.1% from prior year quarter and 16.2% for the full year
■
4Q06 revenue growth driven by London, with U.S. about flat
■
Client use of our algorithmic trading platform in the U.S. continues to grow; on schedule for 1Q07 launch in Europe
■
Outstanding results in Institutional Investor’s “Best U.S. Independents” survey:
●
 Ranked in 26 sectors, including first place finishes in 23 sectors
Institutional Research Services—
Fourth Quarter Highlights

Non-U.S.
$257
36%
U.S.
$460
64%
Non-U.S.
$179
31%
U.S.
$400
69%
U.S.
$332
46%
Global & Int'l
$385
54%
U.S.
$322
56%
Global & Int'l
$257
44%

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By Client Domicile
By Investment Service
In $ Billions
Non-U.S.
  UP 44%
Global &
Int’l
UP 50%
$415
72%
$717 Billion +24%
at Dec 31, 2006
Equity
$579 Billion
at Dec 31, 2005
$164
28%
$540
75%
$177
25%
F/I
Equity
F/I
Growth in Global Assets

Growth
Equities
$110
Growth
Component
$64
Fixed
Income
$177
Value
Component
$66
Value
Equities
$270

U.S.
Blend
$38
28%
Global &
Int'l
Blend
$96
72%

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Blend
Strategies
Index/Structured
  $30
Assets Under Management
by Investment Service
$717 Billion
Blend Strategies AUM
$134 Billion(1)
(+52% vs. 12/31/05)
(1) Includes approximately $4 billion of Blend Fixed Income AUM.
25%
38%
9%
9%
15%
4%
(1)
In $ Billions
Growth in Blend Strategies Assets

Revenues:	4Q 2006	4Q 2005	Percent Change	
Advisory Fees	$ 895	$ 668	34.1%	■ See Display 18
Distribution	110	97	13.3%	
Institutional Research Services	89	87 [1]	1.9%	
Dividend and Interest Income	86	56	54.6%	■ - Increased stock loan brokerage activity - Dividends from deferred compensation investments
Other [2]	57	34	64.7%	■ MTM of deferred compensation investments
Total Revenues	**1,237**	**942**	**31.3%**	
Less: Interest Expense	50	31	59.4%	■ Higher rates and client brokerage balances
Net Revenues	**$ 1,187**	**$ 911**	**30.3%**	

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(1)
 Includes approximately $4 million reclassified from advisory fees.
(2)
 Includes Shareholder Servicing, Investment Gains (Losses) and Other Revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Fourth Quarter Revenues

4Q 2006	4Q 2005	Percent Change	
Ending AUM (In $ Billions)	**$ 717**	**$ 579**	**23.9%**	
Average AUM (In $ Billions)	**$ 689**	**$ 563**	**22.4%**	
By Fee Type (In $ Millions):				
Base Fees	$ 722	$ 576	25.5%	■ Higher AUM and favorable mix
Performance Fees	173	92	87.7%	■ Primarily hedge fund products
Total	**$ 895**	**$ 668**	**34.1%**	
By Channel (In $ Millions):				
Institutional Investments	$ 357	$ 264	35.3%	■ Higher average AUM, favorable mix and performance fees
Retail	212	180	18.0%	■ Higher average AUM
Private Client	326	224	45.6%	■ Performance fees and higher AUM
Total	**$ 895**	**$ 668**	**34.1%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

AllianceBernstein Fourth Quarter  Advisory Fees

4Q 2006	4Q 2005	Percent Change	
Employee Comp & Benefits	$ 428	$ 341	25.4%	■ See Display 20
Promotion & Servicing	164	147	11.2%	■ See Display 21
General & Administrative	141	110	28.8%	■ See Display 21
Interest	3	6	-53.5%	
Amortization of Intangibles	5	5	0.1%	
Total	**$ 741**	**$ 609**	**21.6%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Fourth Quarter Operating Expenses

4Q 2006	4Q 2005	Percent Change	
Base Compensation	$ 105	$ 90	17.4%	■ 14% increase in headcount and merit increases
Incentive Compensation	189	146	29.4%	■ Higher deferred compensation amortization and annual cash bonuses
Commissions	94	74	25.7%	■ New business across all channels
Fringes & Other	40	31	29.1%	■ Higher headcount
Total	**$ 428**	**$ 341**	**25.4%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Fourth Quarter Compensation & Benefits

4Q 2006	4Q 2005	Percent Change	
Employee Comp & Benefits	$ 428	$ 341	25.4%	
Promotion & Servicing	164	147	11.2%	■ Higher trail payments and travel and entertainment
General & Administrative	141	110	28.8%	■ Expanding distribution footprint and volume related transaction fees
Interest	3	6	-53.5%	
Amortization of Intangibles	5	5	0.1%	
Total	**$ 741**	**$ 609**	**21.6%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Fourth Quarter Expenses

4Q 2006	4Q 2005	Percent Change	FY2006	FY2005	Percent Change
Net Revenues	$ 1,187	$ 911	30.3%	$ 3,950	$ 3,213	23.0%
Expenses	741	609	21.6%	2,731	2,314	18.0%
Operating Income	446	302	48.0%	1,219	899	35.7%
Non-operating income	4	10 (1)	-61.8%	20	34 (2)	-41.4%
Income before Taxes	450	312	44.4%	1,239	933	32.9%
Income Taxes	29	22	31.8%	76	65	18.6%
Net Income	**$ 421**	**$ 290**	**45.4%**	**$ 1,163**	**$ 868**	**33.9%**
Operating Margin (3)	37.6%	33.1%		30.9%	28.0%	

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(1) Includes $7 million gain on disposition of South Africa J.V.
(2) Includes $7 million gain on disposition of South Africa J.V. and $8 million gain on disposition of Indian mutual funds
(3) Operating Income as a percentage of net revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Fourth Quarter Net Income

4Q 2006	4Q 2005	Percent Change	FY2006	FY2005	Percent Change
AllianceBernstein:						
Net Income	**$ 421**	**$ 290**	**45.4%**	**$ 1,163**	**$ 868**	**33.9%**
Weighted Average Equity Ownership Interest	32.6%	31.8%		32.4%	31.7%	
AllianceBernstein Holding:						
Equity in Earnings	**$ 137**	**$ 92**	**49.3%**	**$ 377**	**$ 275**	**37.2%**
Income Taxes	10	7	35.8%	34	27	27.7%
Net Income	**$ 127**	**$ 85**	**50.5%**	**$ 343**	**$ 248**	**38.2%**
Diluted Net Income Per Unit	**$ 1.48**	**$ 1.02**	**45.1%**	**$ 4.02**	**$ 3.02**	**33.1%**
Distributions Per Unit	**$ 1.48**	**$ 1.02**	**45.1%**	**$ 4.02**	**$ 3.00**	**34.0%**

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions (except per unit amounts)
AllianceBernstein Holding Financial Results

Q&A

Appendix

4Q 06	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	6.7	15.8	10.4	34.7
Russell 1000 Growth	5.9	9.1	6.9	22.1
Russell 1000 Value	8.0	22.2	15.1	52.5
MSCI Emerging Markets	17.6	32.2	30.5	122.4
MSCI EAFE	10.4	26.3	19.9	72.5
MSCI World	8.4	20.1	14.7	50.8
Lehman Aggregate Bond	1.2	4.3	3.7	11.5

Returns in % through December 31, 2006.

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Market Environment

Institutional Equity Composites vs. Benchmarks

	Int'l Lg Cap Growth (2)	Global Research Growth (3)	U.S. Large Cap Growth (4)	U.S. Growth (5)	U.S. Mid Cap Growth (6)	U.S. Small Cap Growth (7)	Emerging Markets Growth (8)
4Q 06	0.3	0.6	(1.0)	(1.4)	(0.4)	1.2	(0.3)
One Year	(4.1)	(4.6)	(8.0)	(10.0)	(8.8)	(2.2)	(2.3)
Three Years	(0.2)	0.6	1.1	1.8	(3.4)	0.1	1.9
Five Years	0.5	0.9	(0.8)	2.0	0.9	0.1	4.2
10 Years	2.6	3.3	1.9	1.6	N/A	3.5	3.8

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) vs. MSCI EAFE Growth (net) (3) vs. MSCI World Growth (net) (4) vs. Russell 1000 Growth
(5) vs. Russell 3000 (6) vs. Russell Mid Cap Growth (7) vs. Russell 2000 Growth (8) vs. MSCI Emerging Markets Growth
Composite and benchmark data through 12/31/06. Performance is preliminary.

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Relative Performance: Institutional Growth Equity (After Fees)
(1)

Institutional Equity Composites vs. Benchmarks

	U.S. Diversified Value[2]	U.S. Strategic Value[3]	U.S. Strategic Value[4]	International Value[5]	Global Value[6]	Emerging Markets Value[7]
4Q 06	0.0	1.5	0.2	1.0	2.6	(1.0)
One Year	(0.1)	4.6	(1.9)	5.2	8.4	(2.6)
Three Years	(0.9)	3.7	(2.1)	5.5	6.2	1.5
Five Years	0.3	4.0	(0.7)	6.7	6.6	7.4
10 Years	N/A	2.2	(0.4)	5.8	4.0	3.3

(1) Investment performance of composites is presented after investment management fees. (2) vs. Russell 1000 Value (3) vs. S&P 500 (4) vs. Russell 1000 Value (5) vs. MSCI EAFE (Cap, UH) (6) vs. MSCI World (Cap, UH) (7) vs. MSCI Emerging Markets.

Composite and benchmark data through 12/31/06. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees) (1)

Blend Strategies Equity Composites vs. Benchmarks

	Global Blend Strategies (2)	International Blend Strategies (3)	U.S. Blend Strategies (4)	Emerging Markets Blend Strategies (5)
4Q 06	1.5	(0.1)	0.0	(0.8)
One Year	1.7	(2.4)	(5.4)	(3.1)
Three Years	3.3	(0.4)	0.1	0.3
Since Inception	2.9	1.3	0.0	3.9

(1) Investment performance of composites is presented after investment management fees. (2) Global Blend Strategies (6/30/03) vs. MSCI World for Global products (3) Int'l Blend Strategies (12/31/01) vs. MSCI EAFE (4) U.S. Blend Strategies (12/31/01) vs. S&P 500 (5) EM Blend Strategies (12/31/01) vs. MSCI EM

Composite and benchmark data through 12/31/06. Performance is preliminary.

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Relative Performance: Blend Strategies Services (After Fees)
(1)

Institutional Fixed Income Composites vs. Benchmarks

	Strategic Core Plus [2]	Emerging Mkt. Debt [3]	Corp Bonds [4]	Low Duration [5]	Global Plus [6]
4Q 06	0.4	1.5	0.3	0.1	0.3
One Year	0.6	2.1	0.4	0.4	0.6
Three Years	0.4	0.7	0.2	0.3	0.5
Five Years	0.6	2.8	0.3	0.3	0.3
10 Years	N/A	2.8	0.3	0.1	N/A

(1) Investment performance of composites is presented after investment management fees. (2) vs. 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI (Hedged). (3) vs. JPM EMBI+ (to 3/31/04) JPM EMBIGlobal (4/1/04–Present) (4) vs. Custom Corporate Index (5) vs. Merrill Lynch U.S. Treasury (1-3 Years) (6) vs. Lehman Global Aggregate Bond Index (Unhedged)

Composite and benchmark data through 12/31/06. Performance is preliminary.

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Relative Performance: Institutional Fixed Income (After Fees)
(1)

4Q 06	Annualized 1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	5.3	12.1	10.7	8.9
S&P 500	6.7	15.8	10.4	6.2

(1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates: Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; Alliance/Bernstein Institutional REIT Fund: 7/1/01. The portfolio is rebalanced quarterly. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Source: AllianceBernstein and S&P Mutual Fund, Composite and S&P performance through 12/31/06. Performance is preliminary.

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Absolute Performance:  Private Client  (After Fees) (1)

Retail Mutual Funds vs. Lipper Averages

	U.S. Strategic Research Equity [2]	U.S. Large Cap Growth [3]	U.S. Growth [4]	U.S. Mid Cap Growth [5]	Global Research Growth [6]
4Q 06	(3.1)	(0.8)	(1.9)	(0.2)	0.1
One Year	(12.0)	(6.5)	(10.2)	(7.2)	(2.0)
Three Years	0.6	0.7	(1.5)	(1.6)	1.2
Five Years	1.7	(1.9)	(0.9)	1.7	N/A
10 Years	2.3	(0.8)	(3.2)	(1.7)	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) vs. S&P 500; represents Regent separately managed account service (3) vs. Large Cap Growth average; formerly named Premier Growth (4) vs. MultiCap Growth average (5) vs. MidCap Growth average (6) vs. Global Large Cap Growth Equity average; formerly named Global Growth Trends. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.
Source: AllianceBernstein, Lipper, and S&P. Mutual fund performance and Lipper data through 12/31/06.

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Relative Performance: Retail Growth Equity (After Fees) (1)

Retail Mutual Funds vs. Lipper Averages

	Int'l Value [2]	Growth & Income [3]	U.S. Small/Mid Cap Value [4]	U.S. Value [5]	Global Value [6]
4Q 06	1.4	0.1	(0.0)	1.0	1.0
One Year	6.1	(1.0)	(2.3)	3.2	4.0
Three Years	4.2	(1.2)	(1.5)	1.2	1.4
Five Years	6.1	(2.2)	0.9	2.3	0.5
10 Years	N/A	1.3	N/A	N/A	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees. (2) vs. International Large Cap Value average; (3) vs. Large Cap Value average (4) vs. Mid Cap Value average (5) vs. Large Cap Value average; if compared to Multi Cap Value average, 4th quarter would be 0.69, 1-yr would be 3.79, 3-yr would be 0.50 and 5-yr would be 1.07. (6) vs. Global Multi Value average
Source: AllianceBernstein and Lipper Mutual Fund performance and Lipper data through 12/31/06.

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Fourth-Quarter 2006 Review
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Relative Performance: Retail Value Equity (After Fees) (1)

Retail Fixed Income Funds vs. Peer Group Averages

	Global High Yield Portfolio (2)	American Income Portfolio (3)	Global Gov't Income (4)
4Q 06	0.1	1.7	2.1
One Year	(1.7)	3.2	1.1
Three Years	3.4	3.3	3.9
Five Years	1.8	4.1	2.7
10 Years	N/A	1.8	4.4

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees. (2) vs. Micropal Fixed Income Global High Yield Peers (3) vs. Micropal Fixed Income USD Peers (4) vs. Global Income Funds average
Source: AllianceBernstein and Lipper. Composite and benchmark data through 12/31/06. Performance is preliminary.

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Fourth-Quarter 2006 Review
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Relative Performance: Retail Fixed Income (After Fees) (1)

Retail Mutual Funds vs. Morningstar Averages

	Wealth Preservation [2]	Balanced Wealth [3]	Wealth Appreciation [4]
4Q 06	0.3	1.2	1.8
One Year	1.4	2.6	3.3
Since Inception [5]	1.3	1.7	2.3

(1) Investment performance of mutual funds is presented after investment management fees. (2) vs. Conservative Allocation average

(3) vs. Moderate Allocation average (4) vs. Large Blend average (5) Inception date: 9/2/03

Source: AllianceBernstein and Morningstar Mutual fund performance and Morningstar data through 12/31/06.

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Relative Performance: Wealth Strategies (After Fees) (1)

U.S. Strategic Value	31-Dec-73	+ 2.7 %
U.S. Diversified Value	30-Jun-86	+ 1.1
Global Value	30-Sep-95	+ 3.7
Emerging Markets Value	31-Dec-95	+ 3.2
European Value	30-Jun-97	+ 2.9
Canadian Value	31-Dec-97	+ 4.6
Global Diversified Value	31-Mar-98	+ 2.9
International Value (EAFE)	30-Sep-99	+ 5.8
U.K. Value	30-Jun-00	+ 4.1
International Diversified Value	30-Sep-00	+ 5.4
U.S. Small/Mid Cap Value	31-Dec-00	+ 5.3
International Strategic Value	31-Mar-01	+ 8.4
Global Strategic Value	30-Apr-01	+ 9.2
Japan Strategic Value	31-Mar-02	+ 8.3
Australian Value	30-Jun-03	+ 2.5

U.S. Style Blend	31-Dec-01	0.0 %
International Style Blend	31-Dec-01	+ 1.3
Emerging Markets Style Blend	31-Dec-01	+ 3.9
Global Style Blend	30-Jun-03	+ 2.9

U.S. Growth	31-Dec-70	+ 3.9 %
U.S. Small Cap Growth	31-Dec-70	+ 0.4
U.S. Large Cap Growth	31-Dec-77	+ 2.9
U.S. Disciplined Growth	31-Dec-87	- 0.2
International Large Cap Growth	31-Dec-90	0.0
Japan Growth	30-Sep-91	+ 3.3
Emerging Markets Growth	30-Sep-91	+ 1.9
Global Research Growth	31-Dec-91	+ 4.5
European Concentrated Growth	30-Jun-98	- 2.0
U.S. Mid Cap Growth	31-Mar-99	+ 3.2
Australian Growth	30-Jun-00	- 1.4
U.K. Growth	31-Dec-04	- 0.1

Global Fixed Income	30-Jun-86	+ 0.5 %
U.S. High Yield	31-Dec-86	- 0.7
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.4
U.S. Short Duration	31-Mar-92	+ 0.2
Emerging Market Debt	30-Jun-94	+ 3.0
U.S. Core Mortgage	31-Dec-94	+ 0.1
U.S. Low Duration	31-Dec-95	+ 0.1
Europe Core Plus	31-Mar-99	- 1.4
Japan Credit	30-Sep-00	+ 0.1
Global-Plus Fixed Income	30-Jun-01	+ 0.4
U.S. Strategic Core Plus	30-Jun-01	+ 0.6
Canadian Core Plus Advanced	30-Sep-02	+ 3.6

Fourth-Quarter 2006 Review
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Bernstein Value Equities
Inception
Date
  Inception–
Dec 2006
Alliance Growth Equities
Inception
Date
The performance figures in AllianceBernstein Fixed Income reflect corrections made to the original presentation.
The information in this table is provided solely for use in connection with this presentation and is not directed towards existing or potential investment advisory clients of AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
AllianceBernstein Style Blend
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
  Inception–
Dec 2006
Investment Performance: Delivering Results for Clients

4Q 2006	4Q 2005	Percent Change	FY2006	FY2005	Percent Change
Advisory Fees						
As reported	$ 895	$ 668	33.4%	$ 2,890	$ 2,259	27.6%
Reclassification to IRS	0	4	-95.8%	2	32	-94.4%
Adjusted results	$ 895	$ 675	34.1%	$ 2,892	$ 2,291	26.2%
Institutional Research Services						
As reported	$ 89	$ 87	1.9%	$ 375	$ 353	6.3%
Reclassification from Advisory Fees	0	(4)	95.8%	(2)	(32)	94.4%
Adjusted results	$ 89	$ 83	6.1%	$ 373	$ 321	16.2%

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In $ Millions
AllianceBernstein Transaction Fees

12/31/06	12/31/05
Assets		
Cash and investments	$ 1,236,311	$ 999,213
Cash and securities, segregated	1,863,957	1,720,809
Receivables, net	3,488,278	2,936,245
Goodwill, net	2,893,029	2,876,657
Intangible assets, net	284,925	305,325
Deferred sales commissions, net	194,950	196,637
Other (incl. furniture & equipment)	638,132	455,594
Total Assets	**$ 10,599,582**	**$ 9,490,480**
Liabilities and Partners' Capital		
Liabilites:		
Payables	$ 4,916,671	$ 4,127,377
Accounts payable and accrued expenses	277,007	286,449
Accrued compensation and benefits	392,014	357,321
Debt	334,901	407,291
Minority interest in consolidated subsidiaries	53,515	9,368
Total Liabilities	5,974,108	5,187,806
Partners' Capital	4,625,474	4,302,674
Total Liabilities and Partners' Capital	**$ 10,599,582**	**$ 9,490,480**

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In $ Thousands, Unaudited
AllianceBernstein Consolidated Balance Sheet

Twelve Months Ended	
	12/31/06	12/31/05
Cash Flows From Operating Activities:		
Net income	$ 1,163,078	$ 868,318
Non-cash items:		
Amortization and depreciation:		
Amortization of deferred sales commissions	100,370	131,979
Amortization of deferred compensation	76,251	85,437
Depreciation and other amortization	72,445	67,980
Other, net	(19,898)	(14,774)
Changes in assets and liabilities	(187,956)	(678,858)
Net cash provided by operating activities	**1,204,290**	**460,082**
Cash Flows From Investing Activities:		
Purchases of investments	(54,803)	(7,380)
Proceeds from sales of investments	12,812	12,717
Additions to furniture, equipment and leaseholds	(97,073)	(72,586)
Purchase of business, net of cash acquired	(16,086)	-
Net cash used in investing activities	**(155,150)**	**(67,249)**
Cash Flows From Financing Activities:		
Issuance (repayments) of commercial paper, net	328,119	(150)
Repayment of Senior Notes	(408,149)	-
Cash distributions to general partner and unitholders	(1,025,461)	(800,509)
Other	82,427	13,343
Net cash used in financing activities	**(1,023,064)**	**(787,316)**
Effect of exchange rate change on cash and cash equivalents	12,414	(12,872)
Net increase (decrease) in cash and cash equivalents	38,490	(407,355)
Cash and cash equivalents at the beginning of period	654,168	1,061,523
Cash and cash equivalents at the end of period	**$ 692,658**	**$ 654,168**

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In $ Thousands, Unaudited
AllianceBernstein Consolidated Statement of Cash Flows

Fourth-Quarter 2006 Review
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